UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

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RVUE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

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Nevada	000-54348	94-3461079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17W220 22nd Street, Suite 200
Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Offices)	(Zip Code)

(312) 361-3368

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 31, 2016, rVue Holdings, Inc. (the “Company”) retired both of its outstanding convertible note financings as further described below.

Carebourn Letter Agreement

On March 31, 2016, the Company entered into a letter agreement (the “Carebourn Letter Agreement”) with Carebourn Capital, L.P., a Delaware limited partnership (“Carebourn”) to retire its outstanding convertible note financing with Carebourn. Pursuant to the terms of the Carebourn Letter Agreement, the Company (a) paid Eighty-Two Thousand Three Hundred Fifty-Five Dollars and Seventy-One Cents ($82,355.71) (the “Cash Payment”), and (b) issued eight million (8,000,000) shares of its common stock, $0.001 par value per share (the “Share Payment” and together with the Cash Payment, the “Carebourn Payoff Amount”), to Carebourn in full satisfaction of, and to terminate, all obligations under (i) the Securities Purchase Agreement, dated July 30, 2015, by and between the Company and Carebourn (the “Carebourn SPA”), and (ii) the Convertible Promissory Note, issued July 30, 2015, by the Company in favor of Carebourn, in the principal amount of One Hundred Fifteen Thousand Dollars ($115,000) (the “Carebourn Convertible Note” and together with the Carebourn SPA, the “Carebourn Agreements”).  As additional consideration for each of the Company and Carebourn to enter the Carebourn Letter Agreement, the parties executed a mutual release of claims.

It is the Company’s understanding that Carebourn does not currently intend to sell the shares of the Company’s common stock received as the Share Payment in the near term, although Carebourn is not contractually bound in this regard.

A description of the Carebourn Agreements is included in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 6, 2015, which description is incorporated into this Item 1.01 by reference.

Typenex Letter Agreement

On March 31, 2016, the Company entered into a letter agreement (the “Typenex Letter Agreement”) with Typenex Co-Investment, LLC, a Utah limited liability company (“Typenex”) to retire its outstanding convertible note financing with Typenex. Pursuant to the terms of the Typenex Letter Agreement, the Company paid Fifty Thousand Dollars ($50,000) (the “Typenex Payoff Amount”) to Typenex in exchange for the termination of, and satisfaction of all obligations under (a) the Securities Purchase Agreement, dated July 7, 2015, by and between the Company and Typenex (the “Typenex SPA”), (b) the Secured Convertible Promissory Note, issued July 7, 2015, by the Company in favor of Typenex, in the principal amount of Two Hundred Fifty-Two Thousand Five Hundred Dollars ($252,500) (the “Typenex Convertible Note”), and (c) the Investor Notes (as defined in the Typenex SPA, and together with the Typenex SPA and the Typenex Convertible Note, the “Typenex Agreements”).  As additional consideration for each of the Company and Typenex to enter the Typenex Letter Agreement, each of the parties entered into a mutual release of claims.

A description of the Typenex Agreements is included in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 14, 2015, which description is incorporated into this Item 1.01 by reference.

General

Following the payment of the Carebourn Payoff Amount and the Typenex Payoff Amount by the Company, all principal, interest, fees, expenses, all other amounts outstanding or payable, and all obligations to issue shares of the Company’s common stock, under and/or in connection with, its convertible note financings, have been fully paid, satisfied and discharged, and the Carebourn Agreements and the Typenex Agreements were terminated.

The foregoing descriptions of the Carebourn Letter Agreement and the Typenex Letter Agreement are qualified in their entirety by the text of such agreements, which are attached to this Current Report as Exhibits 4.1 and 4.2, respectively.

Item 1.02

Termination of a Material Definitive Agreement

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 7.01

Regulation FD Disclosure

On April 4, 2016, the Company issued a press release announcing the retirement of its convertible note financings.  A copy of the press release is attached to this report as Exhibit 99.1.  The information contained herein, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this report that are not purely historical are forward-looking statements. Forward-looking statements give the Company's current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company's control, and could cause the Company's results to differ materially from those described. The Company is providing this information as of the date of this report and does not undertake any obligation to update any forward looking statements contained in this report as new information, future events or otherwise. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends affecting the financial condition of its business. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Important factors that could cause such differences include, but are not limited to, the Risk Factors and other information set forth in the Company's Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1*	Letter Agreement by and between the Company and Carebourn Capital, L.P., dated March 31, 2016

4.2*	Letter Agreement by and between the Company and Typenex Co-Investment, LLC, dated March 30, 2016

99.1**	Press Release dated April 4, 2016

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*

Filed herewith.

**

Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

By:	/s/ Mark Pacchini
Mark Pacchini Chief Executive Officer

Date:  April 4, 2016

Index to Exhibits

Exhibit No.	Description of Exhibit

4.1*	Letter Agreement by and between the Company and Carebourn Capital, L.P., dated March 31, 2016

4.2*	Letter Agreement by and between the Company and Typenex Co-Investment, LLC, dated March 30, 2016

99.1**	Press Release dated April 4, 2016

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*

Filed herewith.

**

Furnished herewith.